                                                                  EXHIBIT 10.125
                                 LIMITED WAIVER

                          Dated as of February 9, 2000

          This LIMITED WAIVER (this "Waiver") is among SMART & FINAL, INC., a
                                     ------
Delaware corporation (the "Borrower"), the holders under the Trust Agreement
                           --------
referred to below (the "Holders"), the financial institutions and other entities
                        -------
party to the Revolving Credit Agreement and Synthetic Lease Credit Agreement referred to below (the "Lenders"), and CREDIT LYONNAIS LOS ANGELES BRANCH, as
                        -------
administrative agent (the "Administrative Agent") for the Lenders and the
                           --------------------
Holders.

                            PRELIMINARY STATEMENTS:

          1. Reference is made to (i) the Credit Agreement (as amended, supplemented or otherwise modified from time to time, the "Revolving Credit
                                                           ----------------
Agreement") dated as of November 13, 1998 among the Borrower, the financial
---------
institutions named therein, and Credit Lyonnais Los Angeles Branch, as Administrative Agent for the Lenders, (ii) the Participation Agreement (as amended, supplemented or otherwise modified from time to time, the "Participation Agreement") dated as of November 13, 1998 among the Borrower, the
------------------------
Guarantors party thereto, First Security Bank, National Association, as owner trustee under the S&F Trust 1998-1, the various banks and other institutions party thereto as Holders and as Lenders, and Credit Lyonnais Los Angeles Branch, as Administrative Agent for the Lenders and the Holders, (iii) the Credit Agreement (as defined in the Participation Agreement) (as amended, supplemented or otherwise modified from time to time, the "Synthetic Lease Credit
                                              ----------------------
Agreement"), and (iv) the Trust Agreement (as defined in the Participation
---------
Agreement) (as amended, supplemented or otherwise modified from time to time, the "Trust Agreement").
     ---------------

          2. The Borrower has requested that the Lenders and the Holders waive certain provisions of the Revolving Credit Agreement and the Lenders have agreed to grant such waiver, in each case as set forth herein.

          NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          SECTION 1.  Waiver.  Effective as of the Waiver Effective Date (as
                      ------
defined in Section 2), the Lenders, the Holders and the Administrative Agent hereby waive any Default or Event of Default arising from the Borrower's failure to comply with the provisions of Sections 6.02(a)(v) and 6.02(b)(iii)(A) of the Revolving Credit Agreement as a result of entering into the Capitalized Leases described on Schedule I hereto (the "Specified Leases"); provided, however, that
                                     ----------------    --------  -------
such waiver shall be effective only to the extent that (i) the aggregate principal amount of all Capitalized Leases, other than the Specified Leases, that are subject to Liens permitted by Section 6.02(a)(iv) of the Revolving Credit Agreement does not exceed $7,500,000 at any time outstanding and (ii) the aggregate principal amount of the Specified Leases does not exceed $5,000,000 at any time outstanding.

          SECTION 2.  Conditions to Effectiveness.  The amendments set forth
                      ---------------------------
herein shall become effective on the date (the "Waiver Effective Date") on which
                                                ---------------------
the Administrative Agent shall have executed this Waiver and shall have received counterparts of this Waiver executed by the Borrower, the Required Lenders under the Revolving Credit Agreement and the Majority Secured Parties (as defined in the Participation Agreement) and a counterpart of the Consent attached hereto executed by each Guarantor.

          SECTION 3.  Representations and Warranties.  The Borrower represents
                      ------------------------------
and warrants as follows:

          (a)  Authority.  The Borrower and each other Loan Party has the
               ---------
requisite corporate power and authority to execute and deliver this Waiver and the Consent, as applicable, and to perform its obligations hereunder and under the Loan Documents and the Operative Agreements (in each case as modified hereby) to which it is a party. The execution, delivery and performance by the Borrower of this Waiver and by each other Loan Party of the Consent, and the performance by each Loan Party of each Loan Document and each Operative Agreement (in each case as modified hereby) to which it is a party have been duly approved by all necessary corporate action of such Loan Party and no other corporate proceedings on the part of such Loan Party are necessary to consummate such transactions.

          (b) Enforceability.  This Waiver has been duly executed and delivered
              --------------
by the Borrower. The Consent has been duly executed and delivered by each Guarantor and each Grantor. This Waiver and each Loan Document and each Operative Agreement (in each case as modified hereby) is the legal, valid and binding obligation of each Loan Party party hereto and thereto, enforceable against such Loan Party in accordance with its terms, and is in full force and effect.

          (c) Representations and Warranties.  The representations and
              ------------------------------
warranties contained in each Loan Document and each Operative Agreement (other than any such representations and warranties that, by their terms, are specifically made as of a date other than the date hereof) are true and correct on and as of the date hereof as though made on and as of the date hereof and will be true and correct on and as of the Waiver Effective Date as though made on and as of such date.

          (d) No Default.  After giving effect to this Waiver, no event has
              ----------
occurred and is continuing that constitutes a Default or Event of Default under any Loan Document or any Operative Agreement.

          SECTION 4.  General Release of Claims.
                      -------------------------

          (a) The Borrower represents and agrees that it has diligently and thoroughly investigated the existence of any Claim (as defined below), and to its knowledge and belief, no Claim exists and no facts exist that could give rise to or support a Claim.

          (b) As additional consideration for entering into this Waiver and for the waivers set forth herein, the Borrower and each Guarantor and each of their respective agents, employees, directors, officers, attorneys, affiliates, subsidiaries, successors and assigns (individually a "Releasing Party," and
                                                      ---------------
collectively the "Releasing Parties") hereby releases and forever discharges
                  -----------------
each of the Lessor, the Administrative Agent, the Syndication Agent, the Agent and each Lender (under each of the Revolving Credit Agreement and the Synthetic Lease Credit Agreement) and each Holder under the Trust Agreement and all of their respective agents, direct and indirect shareholders, employees, directors, officers, attorneys, branches, affiliates, subsidiaries, successors and assigns (individually, a "Released Party," and collectively, the "Released Parties") of
                  --------------                          ----------------
and from all damage, loss, claims, demands, liabilities, obligations (except for any such obligations hereafter arising pursuant to the terms of the Loan Documents or the Operative Agreements, as amended to date), actions and causes of action whatsoever (collectively "Claims") that the Releasing Parties or any
                                    ------
of them may, as of the date hereof, have or claim to have against each or any of the Released Parties, in each case whether presently known or unknown or with respect to which the facts are known (or should have been known) that could give rise to or support a Claim and of every nature and extent whatsoever on account of or in any way relating to, arising out of or based upon the Loan Documents, the Operative Agreements or this Waiver (including clause (a)) or the negotiation or documentation hereof or the amendments under the Loan Documents and Operative Agreements effected by this Waiver or the transactions contemplated hereby, or any action or omission in connection with any of the foregoing, including, without limitation, all such loss or damage of any kind heretofore sustained, or that may arise as a consequence of the dealings between the parties up to the date hereof in connection with or in any way related to the Loan Documents, the Operative Agreements or this Waiver. Each Releasing Party further covenants and agrees that it has not assigned heretofore, and will not hereafter sue any Released Party upon, any Claim released or purported to be released under this Section, and the Borrower will indemnify and hold harmless said Released Parties against any loss or liability on account of any actions brought by any Releasing Party or its assigns or prosecuted on behalf of any Releasing Party and relating to any Claim released or purported to be released under this Section. It is further understood and agreed that any and all rights under the provisions of Section 1542 of the California Civil Code are expressly waived by each of the Releasing Parties. Section 1542 provides as follows:

          "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

          SECTION 5.  Reference to and Effect on the Loan Documents and the
                      -----------------------------------------------------
Credit Documents.
----------------

          (a) Upon and after the effectiveness of this Waiver, (i) each reference in the Revolving Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Revolving Credit Agreement, and each reference in the other Loan Documents or any Operative Agreement to "the Credit Agreement", "the Lessee Credit Agreement", "thereunder", "thereof" or words of like import referring to the Revolving Credit Agreement, shall mean and be a reference to the Revolving Credit Agreement as modified hereby, and
(ii) each reference in the Participation Agreement or the Synthetic Lease Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Participation Agreement or the Synthetic Lease Credit Agreement, as the case may be, and each reference in the other Operative Agreements or in the Loan Documents to "the Participation Agreement", "the Credit Agreement", "the Synthetic Lease Credit Agreement", "thereunder", "thereof" or words of like import referring to the Participation Agreement or the Synthetic Lease Credit Agreement Credit Agreement, shall mean and be a reference to the Participation Agreement or the Synthetic Lease Credit Agreement, as the case may be, in each case as modified hereby.

          (b) Except as specifically modified above, the Revolving Credit Agreement, the Participation Agreement, the Synthetic Lease Credit Agreement and the other Loan Documents and Operative Agreements are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents (as defined in the Revolving Credit Agreement) and the Security Documents (as defined in the Participation Agreement) and all of the Collateral described therein do and shall, to the extent set forth therein, continue to secure the payment of all obligations and liabilities of the Borrower and/or the Lessor (as defined in the Participation Agreement), as applicable, under the Revolving Credit Agreement and the Participation Agreement and/or any of the other Loan Documents or Operative Agreements, in each case as amended hereby.

          (c) The execution, delivery and effectiveness of this Waiver shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent, the Lenders, the Holders, or the Lessor under any of the Loan Documents or the Operative Agreements, nor constitute a waiver of any provision of any of the Loan Documents or the Operative Agreements.

          (d) Each of the parties hereto specifically acknowledges and agrees that (i) none of the parties to the Revolving Credit Agreement, the Participation Agreement, any other Loan Documents or any other Operative Agreement have agreed to any other or future waiver of or amendment to any of the Loan Documents or Operative Agreements, (ii) neither the granting of the waiver described herein nor the granting of any prior waivers and amendments under the Loan Documents and/or the Operative Agreements creates any obligation whatsoever on the part of any of the parties to any of the Loan Documents and/or the Operative Agreements to grant any other or future waiver under any of the Loan Documents or the Operative Agreements, and (iii) except as specifically set forth herein, each of the parties to any of the Loan Documents and/or the Operative agreements have reserved all rights and remedies under the Loan Documents and/or the Operative Agreements, as applicable.

          SECTION 6.  Costs, Expenses and Taxes.  The Borrower agrees to pay on
                      -------------------------
demand all reasonable costs and expenses of the Administrative Agent and the Lenders in connection with the preparation, execution, delivery and administration of this Waiver and the other instruments and documents, if any, to be delivered hereunder, including, without limitation, the reasonable fees and out of pocket expenses of counsel for the Administrative Agent and the Lenders with respect thereto and with respect to advising each of such parties as to its rights and responsibilities hereunder and thereunder. The Borrower further agrees to pay on demand all costs and expenses, if any (including, without limitation, reasonable counsel fees and expenses), in connection with the enforcement (whether though negotiations, legal proceedings or otherwise) of this Waiver and the other instruments and documents to be delivered hereunder, including, without limitation, reasonable counsel fees and expenses in connection with the enforcement of rights under this Section.

          SECTION 7.  Consent of Lenders and Holders Under Operative Agreements.
                      ---------------------------------------------------------
By their execution hereof, the Lenders and Holders under the Operative Agreements, hereby consent and agree to the terms of this Waiver and to the amendments and modifications set forth herein for purposes of Section 28.1 of the Lease (as defined in the Participation Agreement).

          SECTION 8.  Counterparts.  This Waiver may be executed in any number
                      ------------
of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Waiver by telefacsimile shall be effective as delivery of a manually executed counterpart of this Waiver.

          SECTION 9.  Governing Law.  This Waiver shall be governed by, and
                      -------------
construed in accordance with, the laws of the State of California.

                         [Signature Pages Follow]

          IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be executed by their respective officers thereunto duly authorized, as of the date first written above.

                                 SMART & FINAL INC.,
                                  as Borrower


                                 By: /s/ Richard N. Phegley
                                    --------------------------
                                         Richard N. Phegley
                                    Vice President & Treasurer

                                 CREDIT LYONNAIS LOS ANGELES BRANCH,
                                  as Administrative Agent

                                 /s/ Dianne M. Scott
                                 By: Dianne M. Scott
                                 First Vice President and Branch Manager

                                 L/C Bank
                                 --------
                                 CREDIT LYONNAIS NEW YORK BRANCH

                                 /s/ Robert J. Ivosevich
                                 By: Robert J. Ivosevich
                                 Senior Vice President

                                 Holders and Lenders:
                                 -------------------

                                 CREDIT LYONNAIS LOS ANGELES BRANCH, as a Lender

                                 /s/ Dianne M. Scott
                                 By: Dianne M. Scott
                                 First Vice President and Branch Manager

                                 CREDIT LYONNAIS LEASING CORP., as a Holder

                                 /s/ L. M. Wertheim
                                 By: L. M. Wertheim
                                 President

                                 BANK OF AMERICA, N.A., as a Lender and a Holder

                                 /s/ James P. Johnson
                                 By: James P. Johnson
                                 Managing Director

                                 UNION BANK OF CALIFORNIA, N.A., as a Lender and a Holder

                                 /s/ Theresa L. Rocha
                                 By: Theresa L. Rocha
                                 Vice President

                                 WELLS FARGO BANK, N.A., as a Lender


                                 By:___________________________________
                                    Title:

                                 COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK
                                 N.A. "RABOBANK NEDERLAND", NEW YORK BRANCH, as a Lender and a Holder

                                 /s/ Edward Peyser
                                 By: Edward Peyser
                                 Vice President

                                 /s/ Hans F. Breukhoven
                                 By: Hans F. Breukhoven
                                 Vice President

                                 NATEXIS BANQUE - BFCE, as a Lender and a Holder

                                 /s/ Pieter J. van Tulder
                                 By: Pieter J. van Tulder
                                 Vice President and Manager
                                 Multinational Group

                                 /s/ Christine Dirringer
                                 By: Christine Dirringer
                                 Assistant Vice President

                                 HARRIS TRUST AND SAVINGS BANK, as a Lender and a Holder

                                 /s/ Julia B. Buthman
                                 By: Julia B. Buthman
                                 Managing Director

                                    CONSENT
                         Dated as of February 9, 2000

The undersigned, as Guarantors under the "Guaranty" and as Grantors under the "Security Agreement" (as such terms are defined in and under the Revolving Credit Agreement referred to in the foregoing Waiver) and as Guarantors under the "Guaranty Agreement" (as defined in the Participation Agreement referred to in the foregoing Waiver), each hereby consents and agrees to the foregoing Waiver and hereby confirms and agrees that (i) the Guaranty, the Guaranty Agreement and the Security Agreement and all other Loan Documents and Operative Agreements are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects except that, upon Waiver Effective Date (as defined in the foregoing Waiver), each reference in the Guaranty, the Guaranty Agreement, the Security Agreement and the other Loan Documents and Operative Agreements to the "Credit Agreement", "Lessee Credit Agreement", "the Participation Agreement," "the Synthetic Lease Credit Agreement", "thereunder", "thereof" and words of like import referring to the Revolving Credit Agreement, the Participation Agreement or the Synthetic Lease Credit Agreement, as the case may be shall mean and be a reference to the Revolving Credit Agreement, the Participation Agreement or the Synthetic Lease Credit Agreement, as the case may be, as amended and modified by said Waiver, and (ii) the Security Agreement and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations as defined in the Security Agreement.

                            AMERICAN FOODSERVICE DISTRIBUTORS
                            /s/ Richard N. Phegley
                            By:  Richard N. Phegley
                              Vice President & Treasurer

                            SMART & FINAL STORES CORPORATION
                            /s/ Richard N. Phegley
                            By:  Richard N. Phegley
                              Vice President & Treasurer

                            SMART & FINAL OREGON, INC.
                            /s/ Richard N. Phegley
                            By:  Richard N. Phegley
                              Vice President & Treasurer

                            PORT STOCKTON FOOD DISTRIBUTORS, INC.
                            /s/ Richard N. Phegley
                            By:  Richard N. Phegley
                              Vice President & Treasurer

                            HENRY LEE COMPANY
                            /s/ Richard N. Phegley
                            By:  Richard N. Phegley
                              Vice President & Treasurer

                            AMERIFOODS TRADING COMPANY
                            /s/ Richard N. Phegley
                            By:  Richard N. Phegley
                               Vice President & Treasurer

                            HL HOLDING CORPORATION
                            /s/ Richard N. Phegley
                            By:  Richard N. Phegley
                               Vice President & Treasurer

                                   Schedule I

                               To Limited Waiver
                          Dated as of February 9, 2000



Lessee:  Smart & Final Stores Corporation
         600 Citadel Drive
         Commerce, California 90040

Lessor:  Heller Financial Leasing, Inc.
         500 West Monroe Street
         Chicago, Illinois 60661
         As assignee of and successor in interest to:

         Newcourt Communications Finance Corporation, formerly known as AT&T Credit Corporation, and also doing business as NCR Credit Corporation
         2 Gatehall Drive
         Parsippany, New Jersey 07954


As separately scheduled within the Master Lease Agreement:


     "Specified Leases"   Principal Amount   Lease Expiration
      -------------------------------------------------------

          #00010           $2,295,724.00      12/31/2004
          #00020              783,017.00      12/31/2004
          #00030            1,128,797.05      12/31/2002
          #00040              128,784.22      12/31/2004
          #00050              382,038.05      12/31/2004
                           -------------    ------------
          Total            $4,718,360.32